GOLDMAN SACHS TRUST II

Goldman Sachs Multi-Manager Global Equity Fund

(the “Fund”)

Supplement dated September 30, 2019 to the

Prospectus and Statement of Additional Information (“SAI”),

each dated February 28, 2019, as supplemented to date

Effective October 1, 2019, the Fund’s investment adviser, Goldman Sachs Asset Management, L.P. (“GSAM”) has agreed to (i) lower the Fund’s total annual operating expense limitation from 0.85% to 0.75% of average daily net assets; and (ii) reduce or limit the Fund’s “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.10% of the Fund’s average daily net assets.

Accordingly, effective October 1, 2019, the Fund’s Prospectus and SAI are revised as follows:

The following replaces in its entirety the “Annual Fund Operating Expenses” table and its related footnotes in the “Goldman Sachs Multi-Manager Global Equity Fund—Summary—Fees and Expenses of the Fund” section of the Prospectus:

Class R6
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)

Management Fees	1.03%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.36%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1]	1.40%
Fee Waiver and Expense Limitation[2]	(0.64)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.76%

[1]

The “Total Annual Fund Operating Expenses” do not correlate to the ratio of total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”

[2]

The Investment Adviser has agreed to (i) waive a portion of its management fee in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s Underlying Managers; (ii) waive a portion of its management fee in an amount equal to any management fees it earns as an investment adviser to the affiliated funds in which the Fund invests based on the Fund’s investment in such affiliated funds; (iii) limit total annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.75% of average daily net assets; and (iv) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.10% of the Fund’s average daily net assets. Because the amount of the waiver shown in Fund’s expense table can fluctuate based on fees paid to the Fund’s Underlying Managers, the amount waived may vary from year to year. These arrangements will remain in effect through at least October 1, 2020, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

The following replaces in its entirety the table in the “Goldman Sachs Multi-Manager Global Equity Fund—Summary—Expense Example” section of the Prospectus:

	1 Year	3 Years	5 Years	10 Years
Class R6 Shares	$78	$380	$705	$1,624

The following replaces the third paragraph below the table in the “Service Providers—Management Fee and Other Expenses” section of the Prospectus:

The Investment Adviser has agreed to limit each Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.75%, 0.70% and 0.90% of average daily net assets for the Multi-Manager Global Equity Fund, Multi-Manager Non-Core Fixed Income Fund and Multi-Manager Real Assets Strategy Fund, respectively. Additionally, the Investment Adviser has agreed to reduce or limit certain “Other Expenses” of the Multi-Manager Global Equity Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.10% of its average daily net assets. The arrangements for the Multi-Manager Global Equity Fund will remain in effect through at least October 1, 2020, and the arrangements for the Multi-Manager Non-Core Fixed Income Fund and Multi-Manager Real Assets Strategy Fund will each remain in effect through at least February 28, 2020. Prior to such dates the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. The expense limitations may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such dates, although the Investment Adviser does not presently intend to do so. Each Fund’s “Other Expenses” may be reduced by any custody and transfer agency fee credits received by the Fund.

The following replaces the fourth paragraph in the “Management Services—Expenses” section of the SAI:

The Investment Adviser has agreed to limit the total annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.75%, 0.70% and 0.90% of average daily net assets for the Multi-Manager Global Equity Fund, Multi-Manager Non-Core Fixed Income Fund and Multi-Manager Real Assets Strategy Fund, respectively. Additionally, the Investment Adviser has agreed to reduce or limit certain “Other Expenses” of the Multi-Manager Global Equity Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.10% of its average daily net assets. The arrangements for the Multi-Manager Global Equity Fund will remain in effect through at least October 1, 2020, and the arrangements for the Multi-Manager Non-Core Fixed Income Fund and Multi-Manager Real Assets Strategy Fund will each remain in effect through at least February 28, 2020. Prior to such dates the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. The expense limitations may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such dates, although the Investment Adviser does not presently intend to do so. Each Fund’s “Other Expenses” may be reduced by any custody and transfer agency fee credits received by the Fund.

This Supplement should be retained with your Prospectus for future reference.

SMACRTCHGSTK 10-19